EXHIBIT 99.2

Westell Technologies, Inc.

NASDAQ: WSTL

June 17, 2020

Safe Harbor Language

Cautionary Statement Regarding Forward-Looking Information

Statements contained herein that are not historical facts or that contain the words "believe," "expect," "intend," "anticipate," "estimate," "may," "will," "plan," "should," or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks; need for financing and capital; economic weakness in the United States economy and telecommunications market; the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions); the impact of competitive products or technologies; competitive pricing pressures; customer product selection decisions; product cost increases; component supply shortages; new product development; excess and obsolete inventory; commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing, and selling new products and technologies); the ability to successfully consolidate and rationalize operations; the ability to successfully identify, acquire and integrate acquisitions; the effect of the Company's accounting policies, retention of key personnel, the effects and consequences of the COVID-19 pandemic or other pandemics, and other risks more fully described in the Company's SEC filings, including the Form 10-K for the fiscal year ended March 31, 2019, under Item 1A - Risk Factors. The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, or otherwise.

This presentation contains non-GAAP financial measures because we believe that non-GAAP measures provide meaningful supplemental information to both management and investors. The non-GAAP information reflects the Company's core performance and facilitates comparisons across reporting periods. Such measures should not be viewed as a substitute for GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is provided in the Appendix.

Westell Technologies, Inc.

Leading provider of high-performance network infrastructure solutions

Trusted supplier to service providers, integrators/OEMs, neutral host operators, and distribution channel partners

Three business units where innovative solutions solve customer issues

- In-Building Wireless (IBW)
- Intelligent Site Management (ISM)
- Communication Network Solutions (CNS)


WESTELL
HIGH PERFORMANCE NETWORK INFRASTRUCTURE SOLUTIONS

Key Facts:

- Founded in 1980, IPO in 1995
- Headquartered in Aurora, Illinois
- Additional Design Centers
  - Dublin, Ohio
  - Manchester, New Hampshire

Westell Technologies, Inc. (NASDAQ: WSTL)

Revenue Fiscal Year Ended 3/31/20	$30.0 million
Cash at 3/31/20	$20.9 million
Debt at 3/31/20	$0.0 million
Tangible Book Value at 3/31/20	$28.9 million
Tax-effected NOLs at 3/31/20	$37.0 million
Class A&B Shares Outstanding 3/31/20	15.7 million
Market Capitalization 3/31/20	$11.8 million
Closing Class A Share Price at 3/31/20	$0.75

WESTELL

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High-quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 23 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

Westell Business Units


% of FY20 Revenue
Power Distribution
Fiber Connectivity Solutions
Integrated Cabinets
Optima Site Management
In-Building Wireless
Public Safety
Remote Monitoring
33%
33%
34%
In-Building Wireless (IBW)
Intelligent Site Management (ISM)
Communication Network Solutions (CNS)

In-Building Wireless (IBW) Products

Critical Solutions for Cellular and Public Safety RF Networks

- **Class A & B Public Safety Repeaters**
  700/800, UHF/VHF, & Battery Back-Up options for delivering solutions First Responders rely on when it matters most


WESTELL

- **Passive RF Components**
  Variety of coverage and donor antennas, splitters, tappers, filters, duplexers, combiners, etc. Frequency ranges from 138MHz through 6000MHz. Coverage from VHF through the CBRS band



- **Cellular Repeaters**
  Extends commercial signals into buildings for extended RF coverage



- **Distributed Antenna System (DAS) Conditioners**
  Optimizes and manages RF signals driving a DAS network
  - Active Attenuation: UDIT (Universal DAS Interface Trays)
  - Passive Attenuation: Modular and Static DAS Interface Trays



WESTELL

IBW Public Safety Products

- Public Safety frequency bands are distinct from commercial service
- First responders (Fire, Police, EMS) need modern mobile communication
- Local municipalities have jurisdiction to define in-building coverage requirements

Repeaters



Class A (many options) | Class B ½ Watt | Class B 2 Watt



PS Tower
Donor Antenna
Splitters
Coverage Antennas
Coax
Fire Alarm Panel
Repeater
Battery Backup Unit

Complete Solution

Westell leverages years of IBW experience providing dedicated broadband coverage that is NFPA/UL compliant and FirstNet ready, including:

- **Repeaters** (Class A 700/800, UHF/VHF, Class B ½ Watt, 2 Watt, 5 Watt)
- **Battery Backup Units** (12 and 24 hour run times)
- **Components** (passive devices including couplers, splitters, etc.)
- **Antennas** (donor and coverage)

WESTELL

Digital DAS Technology – CrossFire™ Converged DAS Solution

Distributed Antenna Systems that satisfy a wide variety of in-building wireless distribution requirements:

- Supports 380MHz to 3800MHz
- Easy reconfiguration for additional bands
- Offering a variety of solutions: hybrid fiber/coax, Cat6 to the edge and fiber to the edge. Deploys like WiFi
- Digital transport allows distances up to 40Km from radio source to signal output
- This technology is currently in use by cellular operators around the world
- Proven digital DAS technology utilizing CPRI transport. 5G and O-RAN Ready



AU - Access Units

The AU receives analog RF or CPRI signals, conditions it then converts to WDM and transmits optical signals to EUs or RUs.



EU - Expansion Units

The EU provides IP backhaul connection to all RUs, enabling Wi-Fi integration and other Gigabit Ethernet services deployed in a HetNet environment.



RU - Remote Units

The RU converts WDM signal to RF then transmits at the relevant 3GPP band, and receives analog RF signal, conditions using digital filters, converts to WDM and transmits signal to the EU or AU.

NPRU & N2RU have integrated Bluetooth Beaconing.

Intelligent Site Management (ISM) Products

Remote Access
- Site Health
- Remote Change & Control

Planning
- Advance Repair Planning
- Disaster Recovery
- Scheduled Maintenance
- Trending & Analysis

Opex Cost Reduction
- Reduce Truck Rolls
- Reduce Utility Cost

Security
- Secure Firewall
- Theft Detection



Power
Rectifiers, Power, Energy, Batteries, Switching, Generators, Fuel

Environmental
HVAC, Toxic Gas, Light, Temperatures, Liquid, Smoke/Fire

Security
Locks, Entry, Motion, Surveillance, Theft

Communication
DAS, BTS, Tower Light, Microwave, Transport

ISM – Broad and Deep IoT Capabilities

- **Flexible IP-centric Connectivity**
  - Ethernet, Fiber, CBRS, IPv64, Wi-Fi
  - 4G LTE (including bundled service options)
- **Powerful Aggregation**
  - Extensible protocols, sensors, and equipment
  - Modern security, networking, and intelligence
- **Reliable Monitoring**
  - On-board normalization and storage
  - Carrier-grade design
- **Scalable Software and User experience**
  - Global NOC scalability
  - Application-specific user interfaces (including white label capabilities)


Security/SSO
Application-based UI
WSTL/Private Labeling


New
Products

Focused IoT and White Label Solutions | Larger Sites and Gateway Applications

Communication Network Solutions (CNS) Products

A wide range of protection and connection solutions for industrial, telecom, wireless, transportation, and utility networks

- **Integrated Cabinets** – Full suite of outside plant assemblies from small to large system-based enclosures
  - Customized System Integration
  - Modular Designs
  - GR-487 Rated
  - Mounting and Battery Enclosure Options
- **Power Distribution Panels** – Complete line of reliable power products at the site for equipment and personnel safety
  - DC Fuse Panels
  - AC and DC Breaker Panels
  - Intelligent DC Products











WESTELL

CNS – Fiber Connectivity Solutions

Market Dynamics

Reinventing Central Offices for Efficiency & Agility
Data Center Combines
NFV & SD

Technology/Topology Coexistence & Densification
5G, GPON, XGSPON, EPON, NGPON2
Technology

Hybrid Edge Reach Extension & Coverage Solutions
Copper, Fiber, Power, Air &
Monitoring

Westell Solutions



Central Office / Data Center

- High-Density Panels
- Patch Only as well as Patch & Splice Cassettes
- Compact
- Modular



OSP Fiber & Copper

- Wireline/Wireless
- Hybrid Network Solutions
- Greenfield/Brownfield



MxU/SFU

- Premise Distribution
- Rooftop Applications
- Slack Storage











Serving Premier Customers

Service Providers

verizon, at&t, T-Mobile, Sprint, nbn, CenturyLink, windstream, Consolidated communications, Charter, frontier, TELUS, SaskTel, ROGERS WIRELESS, nextel, Bell

Integrators/ OEMs

BEARCOM Wireless Worldwide, the alpha GROUP, VERTIV, CTS Communication Technology Services, LLC, MOTOROLA, NOKIA, ERICSSON, McKinstry, Johnson Controls, LEAFCOMMUNICATION CONSULTING

Neutral Host Operators

AMERICAN TOWER, CROWN CASTLE, Transit Wireless, boingo wireless, mobilitie intelligent infrastructure, extenet SYSTEMS

Distributors

Accu-Tech, GraybaR, PERFECTIO, TALLEY You Connect the World. We Make it Easy, WESCO, ANIXTER, KGP Logistics, PRIMUS, ALLIANCE CORPORATION THE POWER OF BEING CONNECTED, TESSCO making wireless work, WALKER AND ASSOCIATES INC

Quarterly Revenue Trend



Revenue in Millions
$13.0
$10.1
$10.7
$9.7
$9.0
$7.6
$7.2
$6.2
Q1F19 Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Q3F20 Q4F20

#1 Goal: Increase Revenue

- New Public Safety, Remote Monitoring, and Fiber Connectivity Products
- Expand customer base, particularly in IBW and ISM

WESTELL

Quarterly Operating Expense Trend

#2 Goal: Manage Expenses

- Rationalize and simplify the entire organization
- Strategically invest in best opportunities



Non-GAAP Operating Expenses in Millions
$4.8
$4.8
$5.2
$5.9
$5.0
$4.8
$3.7
$3.5
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20
Q4F20

Quarterly Performance Trend


Adjusted EBITDA in Millions
$1.3
-$0.5
-$0.4
-$2.1
-$1.6
Q2F20 includes $1.3 million
in E&O charges
-$3.0
-$0.8
-$1.2
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20
Q4F20

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High-quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 23 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

WESTELL

Executive Leadership



Timothy Duitsman – President and CEO

- Named President and CEO, September 2019
- Appointed to the Westell Board of Directors, June 2019
- Previously Senior Vice President of Product Development, Klein Tools
- Previously served at Westell as Senior Vice President of Product Development and Vice President, General Manager of Telco Access Products



J.J. Swartwood – SVP, Worldwide Sales

- Senior Vice President, Worldwide Sales since 2016
- Previously Vice President, North American Sales and Regional Sales Vice President with responsibility for AT&T
- Served as a Director and Vice President of Sales, HyperEdge

Appendix

GAAP to Non-GAAP Reconciliation ($ in thousands)

Three months ended:	Q1F19 6/30/2018	Q2F19 9/30/2018	Q3F19 12/31/2018	Q4F19 3/31/2019	Q1F20 6/30/2019	Q2F20 9/30/2019	Q3F20 12/31/2019	Q4F20 3/31/2020
GAAP consolidated operating expenses	$ 6,093	$ 5,951	$ 6,303	$ 11,641	$ 5,560	$ 5,265	$ 4,413	$ 4,931
Adjustments:								
Stock-based compensation (1)	(279)	(284)	(291)	(270)	(234)	(181)	(132)	(158)
Amortization of acquisition-related intangibles (2)	(990)	(832)	(830)	(783)	(308)	(308)	(308)	(309)
Restructuring, separation, and transition (3)							(234)	-
Intangibles asset impairment (4)			-	(4,722)	-	-		(1,007)
Total adjustments	(1,269)	(1,116)	(1,121)	(5,775)	(542)	(489)	(674)	(1,474)
Non-GAAP consolidated operating expenses	$ 4,824	$ 4,835	$ 5,182	$ 5,866	$ 5,018	$ 4,776	3,739	3,457
GAAP consolidated net income (loss)	$ (39)	$ (1,741)	$ (1,556)	$ (8,046)	$ (2,157)	$ (3,561)	(1,544)	(2,840)
less:								
Income tax benefit (expense)	-	(10)	(1)	(28)	(7)	-	(20)	(9)
Other income, net	119	165	158	184	164	125	109	58
Discontinued operations (5)	-	(138)	-	(207)	-	-	-	-
GAAP consolidated operating profit (loss)	(158)	(1,758)	(1,713)	(7,995)	(2,314)	(3,686)	(1,633)	(2,889)
Adjustments:								
Stock-based compensation (1)	291	295	303	282	244	201	152	177
Depreciation	152	139	149	151	143	118	78	68
Amortization of intangibles (6)	990	832	830	783	308	373	406	406
Restructuring, separation, and transition (3)	-	-	-	-	-	-	234	-
Intangibles asset impairment (4)	-	-	-	4,722	-	-	-	1,007
Total adjustments	1,433	1,266	1,282	5,938	695	692	870	1,658
Non-GAAP consolidated Adjusted EBITDA (7)	$ 1,275	$ (492)	$ (431)	$ (2,057)	$ (1,619)	$ (2,994)	(763)	(1,231)

(1) Stock-based compensation is a non-cash expense incurred in accordance with share-based compensation accounting standards.

(2) Amortization of acquisition-related intangibles is a non-cash expense arising from intangible assets previously acquired as a result of a business acquisition.

(3) Restructuring expense for the quarter ended December 31, 2019, related to severance costs for terminated employees.

(4) Non-cash impairment incurred in the quarter ended March 31, 2020 of an IBW intangible asset related to product licensing rights. Non-cash impairment incurred in the quarter ended March 31, 2019 related to acquisition-related intangible assets associated with the IBW reporting unit.

(5) During the second and fourth quarter of fiscal year 2019, the Company recorded indemnification expense related to probable loss contingencies associated with a major customer contract related to a business which was previously sold and therefore is presented as discontinued operations. In fiscal year 2020, the Company settled these matters by paying the $345,000 which was accrued as of March 31, 2019.

(6) Amortization of intangibles is a non-cash expense arising from intangible assets. Amortization of the recently acquired product licensing rights are excluded from Adjusted EBITDA, but included in the Non-GAAP consolidated operating expenses, because the amortization is related to the ongoing operation of the business in the ordinary course.

(7) EBITDA is a non-GAAP measure that represents Earnings Before Interest, Taxes, Depreciation, and Amortization. The Company presents Adjusted EBITDA.

Contact

Timothy Duitsman
President and CEO
Westell Technologies, Inc.
tduitsman@westell.com